Filed Pursuant to Rule 497(e)
File Nos. 333-89822 and 811-21114

PROSHARES TRUST

Supplement dated September 26, 2008 to the

Prospectuses dated October 1, 2007, May 1, 2008, March 27, 2008 and June 12, 2008

(each, a “Prospectus” and, collectively, the “Prospectuses”)

1.	Effective immediately, with respect to each Prospectus, in the section entitled “Overview of Investment Objectives, Principal Investment Strategies and Risks,” under the sub-heading “Strategies Specific to the Short ProShares,” the following disclosure is added immediately prior to the last paragraph under such sub-heading:

“Short Sales

In seeking to achieve its investment objective and as part of its principal investment strategies, the Short ProShares also may engage in short sales transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the Investment Company Act of 1940. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Short ProShares may also make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.”

2.	Effective immediately, with respect to each Prospectus, in the section entitled “Additional Securities, Instruments and Strategies,” the following disclosure is added immediately following the paragraph under the sub-heading “Leveraged Investment Techniques”:

“A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Short Sales and Short Sale Risk. Additional leveraged investment techniques may include the use by the Short ProShares of direct investment in equity securities or the use by a Fund of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.”

3.	Effective immediately, with respect to each Prospectus, in the section entitled “Additional Securities, Instruments and Strategies,” the following disclosure is added:

“Investments in Other Investment Companies

Each Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the Securities and Exchange Commission. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most exchange traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of any particular investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board, subject to the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.”

4.	Effective immediately, with respect to each Prospectus, in the section entitled “Overview of Investment Objectives, Principal Investment Strategies and Risks,” under the sub-heading “Principal Risks,” the following disclosure is added:

“Investment Company and Exchange Traded Fund Risk (All Funds) If a Fund invests in shares of another investment company (including exchange traded funds), shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The value of a Fund’s investment in an investment company (including an exchange traded fund) may not track the Fund’s or that investment company’s underlying index, if any, and may result in a loss.

Short Sale Risk (All Short ProShares) Selling short is a technique that may be employed by the Short ProShares to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If a Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See Aggressive Investment Technique Risk.

On September 18, 2008, the U.S. Securities and Exchange Commission issued an emergency order that temporarily prohibits any person from effecting short sales in the publicly traded securities of certain financial firms. The Short ProShares shall be prohibited from effecting short sales in the securities of the companies identified by or under the emergency order or any subsequent order. A Fund may effect short sales in such securities only upon the termination or expiration of any applicable orders. The order has limited the ability of those ProShares whose underlying indexes contain stocks of financial companies that are the subject of the order to employ certain portfolio techniques, including the use of Financial Instruments. As a result, such Funds have employed, and may continue to employ, alternative investment strategies in pursuit of their investment objectives. These conditions, and unsettled financial market conditions generally, may increase these Funds’ Correlation Risk and Market Price Variance Risk.”

Please retain this supplement for future reference.